Exhibit 99.1

ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2025-1, and BMO Capital Markets Corp.:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) retail installment contracts (the “Consumer Loans”) as of January 31, 2025 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2025-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and BMO Capital Markets Corp. (“BMO” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On February 7, 2025, the Company provided an electronic file (the “Data File”) with information for certain Consumer Loans included in the Securitization Transaction, which the Company represented was as of the close of business on January 31, 2025.
2.Grant Thornton selected one hundred Consumer Loans on a random basis from the Data File. The sample of Consumer Loans are listed in Exhibit A. For each of the selected Consumer Loans we compared the following information, designated by BMO, to the related retail installment contract provided by the Company, and compared the Vehicle Identification Number (“VIN”) on the Consumer Loan to the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable). For instances where consumers changed their address subsequent to the origination of their Consumer Loan, we compared the state to other Company records.
a.Consumer Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.VIN
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
March 7, 2025

Exhibit A

Sample	Consumer Loan Number	Sample	Consumer Loan Number	Sample	Consumer Loan Number
1	XXXXX1050	35	XXXXX7397	69	XXXXX1080
2	XXXXX3869	36	XXXXX6846	70	XXXXX1992
3	XXXXX5722	37	XXXXX8550	71	XXXXX7397
4	XXXXX1824	38	XXXXX0533	72	XXXXX6539
5	XXXXX5762	39	XXXXX4777	73	XXXXX1102
6	XXXXX2800	40	XXXXX6596	74	XXXXX8931
7	XXXXX4559	41	XXXXX5347	75	XXXXX4388
8	XXXXX5730	42	XXXXX9289	76	XXXXX5907
9	XXXXX3639	43	XXXXX1567	77	XXXXX7109
10	XXXXX2705	44	XXXXX7928	78	XXXXX9714
11	XXXXX3014	45	XXXXX8735	79	XXXXX9757
12	XXXXX4950	46	XXXXX5630	80	XXXXX5691
13	XXXXX8840	47	XXXXX7335	81	XXXXX6224
14	XXXXX7902	48	XXXXX3091	82	XXXXX1553
15	XXXXX4891	49	XXXXX7373	83	XXXXX8981
16	XXXXX4928	50	XXXXX0000	84	XXXXX7273
17	XXXXX5178	51	XXXXX9674	85	XXXXX8129
18	XXXXX8873	52	XXXXX7364	86	XXXXX0706
19	XXXXX1781	53	XXXXX1957	87	XXXXX2043
20	XXXXX8748	54	XXXXX8483	88	XXXXX2593
21	XXXXX8850	55	XXXXX7277	89	XXXXX4326
22	XXXXX9211	56	XXXXX9248	90	XXXXX9057
23	XXXXX2799	57	XXXXX2811	91	XXXXX2590
24	XXXXX3892	58	XXXXX9793	92	XXXXX4500
25	XXXXX0893	59	XXXXX9804	93	XXXXX4919
26	XXXXX2929	60	XXXXX6944	94	XXXXX8578
27	XXXXX1220	61	XXXXX2468	95	XXXXX6265
28	XXXXX2574	62	XXXXX0860	96	XXXXX0196
29	XXXXX3154	63	XXXXX8210	97	XXXXX0968
30	XXXXX2485	64	XXXXX4007	98	XXXXX2773
31	XXXXX2499	65	XXXXX0197	99	XXXXX2347
32	XXXXX0142	66	XXXXX1210	100	XXXXX7568
33	XXXXX3204	67	XXXXX3181
34	XXXXX9735	68	XXXXX7941